                             AGREEMENT OF SUBLEASE

                                    BETWEEN


                                ULTRAFEM, INC.
                                 AS SUBLESSOR

                                      AND


                         HIGH VIEW CAPITAL CORPORATION
                  AND HIGH VIEW ASSET MANAGEMENT CORPORATION
                                 AS SUBTENANT


                       DATED AS OF OCTOBER 31, 1996

                             AGREEMENT OF SUBLEASE

            THIS AGREEMENT (this "Sublease") dated as of the 31 day of October, 1996, by and between Ultrafem, Inc., 805 Third Avenue, New York, New York 10022 ("Sublessor"), and High View Capital Corporation and High View Asset Management Corporation, 150 East 52nd Street, New York, New York 10022 (collectively and individually "Subtenant").

                             W I T N E S S E T H :

            WHEREAS, Sublessor is the tenant under that certain Indenture of Lease, dated July 23, 1996, between 805 Third Avenue Co. ("Landlord"), as landlord, for a portion of the seventeenth (17th) floor of the building (the "Overleased Premises") known as 805 Third Avenue, New York, New York (the "Building"), as amended by that certain First Amendment of Lease, dated September ___, 1996, between Landlord and Sublessor (as amended, the "Overlease")

            WHEREAS, Subtenant desires to sublet from Sublessor 4,025 rentable square feet of the Overleased Premises as shown on the floor plan annexed hereto as Exhibit A and made a part hereof, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Sublease, (the "Subleased Premises"), and Sublessor desires to sublet the same to Subtenant.

            NOW, THEREFORE, in consideration of the mutual obligations of the parties hereto, the parties for themselves, their successors and assigns, hereby covenant and agree, as follows:

            1. Subleased Premises.

                  Sublessor hereby subleases to Subtenant and Subtenant hereby hires from Sublessor the Subleased Premises.

            2. Term.

                  a. The Subleased Premises are subleased upon and subject to the covenants, agreements, terms and conditions herein contained for a term (the "Term") to commence on the "Commencement Date" (as defined in Section 12(a) hereof) and to expire forty-two (42) months after the Commencement Date (the "Expiration Date"), or on such earlier date upon which the Term may expire or be canceled or terminated pursuant to the provisions of this Sublease including, without limitation, Section 16 hereof, or pursuant to law.

                  b. In the event that Subtenant shall hold over after the Expiration Date, Subtenant shall pay a rental for each day it holds over in an amount equal to the "Base Rent" and "Escalations" (as defined in Section 8 hereof) in effect on the last day of the Term pro rated on a daily basis, except that, in the event Subtenant shall hold over for a period in excess of fifteen
(15) days, Subtenant shall pay a rental for each day Subtenant holds over beyond said 15-day period in an amount equal to one and one-half (1 1/2) times the Base Rent and Escalations in effect on the last day of the Term pro rated on a daily basis. Notwithstanding anything to the contrary contained herein, the provisions set forth in the immediately preceding sentence shall not apply in respect of any period during which Subtenant is holding over due solely to events of "force majeure" (as hereinafter defined); during which time Subtenant shall pay a rental for each day it holds over in an amount equal to the Base Rent and Escalations in effect on the last day of the Term pro rated on a daily basis. As used in this Sublease, the term "force majeure" shall consist of events the cause of which is beyond Sublessor's or Subtenant's reasonable control including, without limitation, legal or governmental restrictions, regulations or controls, labor disputes, mechanical breakdowns, inability to obtain fuel, steam, water, electricity or materials through ordinary sources, acts of God, enemy action, civil commotion, and fire or other casualty.

            3. Failure to Give Possession.

            Subject to the provisions hereinafter set forth, in the event that Sublessor is unable to give possession of the Subleased Premises on the Commencement Date for any reason, Sublessor shall not be subject to any liability for failure to give possession on said date, and the validity and, except as hereinafter provided, enforceability of the Sublease shall not be impaired under the circumstances, nor shall the same be construed in any way to extend the term of the Sublease, but Base Rent, Additional Rent, and any and all other charges payable hereunder shall be abated (provided Subtenant is not responsible for the inability to obtain possession) until the Subleased Premises are available for Subtenant's occupancy. The provisions of this Section 3 are intended to constitute an express waiver by Subtenant of any rights to rescind the Sublease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force, and Subtenant further waives the right to recover any damages which may result or arise out of the inability of Sublessor to deliver possession of the Subleased Premises on the Commencement Date.

            Notwithstanding anything to the contrary contained herein, in the event that the Commencement Date shall not have occurred on or before March 1, 1997, then Subtenant at anytime thereafter shall have the right to terminate this Sublease by giving at least fifteen (15) days' written notice to Sublessor, and such termination shall be effective at the end of such notice period unless
(i) the Commencement Date shall occur within such period, or (ii) Subtenant in its sole discretion extends such period.

            4. Overlease.

                  a. Annexed hereto as Exhibit B is a copy of the Overlease. All of the terms, covenants and conditions of the Overlease are incorporated herein as if expressly set forth and restated in their entirety and made a part hereof, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto, except that the following provisions of the Overlease shall be excluded and not incorporated herein except as modified or referred to in this Sublease: Articles 2, 3, 12, 16, 22, 23, 24, 28, 31, 34, 36, 38, 39 and Sections 8.01(a), 15.02 and 30.02.

                  b. Provided that Sublessor satisfies its obligations set forth in subsection 4c hereof, this Sublease is subject and subordinate to the Overlease and to all amendments thereof heretofore and hereafter entered into and to any termination caused by Sublessor's default thereof in accordance with its terms and to all matters to which the Overlease is or shall be subordinate and to the consent of the Landlord in accordance with the terms of the Overlease. No amendment hereafter entered into by Sublessor and Landlord will have any materially adverse effect on the rights or obligations of Subtenant hereunder. Promptly after the execution of any amendment of the Overlease, Sublessor shall mail a copy thereof to Subtenant. In the event Sublessor receives any rent abatement from the Landlord pursuant to the Overlease during the Term due to the rendering by the Landlord of the Subleased Premises into an untenantable condition (due to Landlord's failure to supply a service which Landlord is obligated to provide pursuant to the Overlease), the Base Rent hereunder shall be then reduced by 22.75% of any such rent abatement.

                  c. Subtenant covenants and agrees: (i) to perform and observe all of the terms, covenants, conditions and agreements of the Overlease on the part of Sublessor to be performed thereunder relating to the Subleased Premises (other than the covenant to pay minimum and additional rent and such other obligations and covenants that are to remain the obligations of Sublessor hereunder) arising after the date hereof to the extent that the same are not modified or amended by this Sublease; (ii) not to do or not to suffer any act or thing to be done on, or with respect to, the Subleased Premises which would constitute a default under the Overlease or would cause the Overlease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination or forfeiture reserved or vested in Landlord under the Overlease; and (iii) to indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's counsel fees and disbursements) from and against any and all claims, liabilities, losses and damages of any kind whatsoever that Sublessor may incur by reason of, resulting from or arising out of any such cancellation, termination or forfeiture.

                  d. Sublessor represents that as of the date hereof the Overlease is in full force and effect. Sublessor represents that Sublessor has not received as of the date hereof any notice of default from the Landlord under the Overlease and has not, to the best of its knowledge, done or suffered or caused to be done any acts which would result in any cancellation, forfeiture, or termination of the Overlease. Sublessor covenants that all minimum and additional rent has been or will be paid through the Commencement Date and thereafter on a timely basis, and that Sublessor's interest in the Overlease is unencumbered.

                  e. To the extent that any provisions of the Overlease may conflict or be inconsistent with the provisions of any Section of this Sublease, whether or not such inconsistency is expressly noted herein, the provisions of such Section of this Sublease shall prevail, provided, however, that in no event shall any greater rights as against the Landlord be conferred upon Subtenant hereunder than are conferred upon Sublessor pursuant to the Overlease. Furthermore, it is understood that, pursuant to the terms of the Overlease, certain work, services and repairs to be furnished or made thereunder may in fact be furnished or made by Landlord and not by Sublessor. Except as provided herein, Sublessor shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure or delay on the part of the Landlord in furnishing any such work or services or in making any of such repairs. However, if the Landlord shall default in any of Landlord's obligations to Sublessor with respect to this Subleased Premises, Subtenant shall be entitled to participate, at its own expense, with Sublessor in the enforcement of the rights which Sublessor may have against Landlord, and Sublessor shall, at the request of Subtenant, cooperate promptly and diligently with Subtenant, including joining in any action or proceeding if necessary, to enforce the rights of Subtenant, provided that Subtenant shall pay or reimburse Sublessor for all costs and expenses incurred by Sublessor in any such action or proceeding and shall indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements) from any liability arising from the taking of any such action at the request of Subtenant. In the event Sublessor fails so to cooperate with Subtenant, Subtenant may act in Sublessor's name to enforce its rights as aforesaid.

                  f. Subject to the provisions set forth in subsection 4b hereof, in the event of termination, re-entry or dispossession by Landlord under the Overlease, unless the Landlord shall otherwise provide, this Sublease shall automatically cease and terminate subject to the foregoing. Landlord may, at its option, take over all of the right, title and interest of Sublessor hereunder in and to the Subleased Premises, and Subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not: (i) be liable for any previous act or omission of Sublessor hereunder, unless performed at or under Landlord's direction or consent; (ii) be subject to any offset not expressly provided in this Sublease which theretofore accrued to Subtenant against Sublessor; or (iii) be bound by any previous prepayment of more than one (1) month's Base Rent, if any. If this Sublease is terminated or if Landlord takes over Sublessor's interest hereunder by reason of default under the Overlease which was not caused by a default of Subtenant under this Sublease, then such termination or taking-over shall not release Sublessor from liability to Subtenant hereunder.

            5. Insurance; Indemnification and Hold Harmless.

                  a. Subtenant covenants to provide on or before the Commencement Date and to keep in force during the term of this Sublease at its own cost and expense, the insurance coverage required to be provided in Article 9 of the Overlease. Such policy is to be written by good and solvent insurance companies authorized to do business in the State of New York.

                  b. All policies of insurance required hereunder shall contain an endorsement or other provision pursuant to which such insurance may not be modified or canceled, nor the amount thereof reduced, except upon at least thirty (30) days' prior notice to Sublessor.

                  c. Subtenant shall not carry separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Subtenant under this Sublease if the effect of such insurance would be to reduce the protection or the payment to be made under the insurance required hereunder, unless Sublessor is included as an insured thereunder. Notwithstanding the foregoing, Subtenant shall be permitted to carry separate insurance on its furnishings, furniture, and equipment in the Subleased Premises.

                  d. Prior to the time any insurance specified in this Section is first required to be carried by Subtenant and thereafter, at least fifteen
(15) days prior to the expiration of any such policies, Subtenant agrees to deliver to Sublessor either copies of the aforesaid policies or certificates evidencing such insurance, provided that any such certificate shall contain an endorsement that such insurance may not be modified or canceled, nor the amount thereof reduced, except upon the prior notice required under Section (b) of this
Section 5.

                  e. Each party agrees to have included in each of its insurance policies covering the Building, the Subleased Premises, or the personal property, fixtures, and equipment located therein or thereon a waiver of the insurer's right of subrogation against the other party during the Term or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from either party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its best efforts to obtain the same from another insurance company described in Section 5a hereof. Each party hereby releases the other party, with respect to any claim (including a claim for negligence) which it might otherwise have against the other party, for loss, damage or destruction with respect to its property occurring during the Term to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding subdivisions of this Section. Nothing contained in this Section shall be deemed to relieve either party of any duty imposed elsewhere in this Sublease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this Sublease.

                  f. If, by reason of a failure of Subtenant to comply with the provisions of Section 5(g) or Section 11 hereof, Sublessor is required pursuant to the Overlease to pay to or reimburse Landlord for all or any portion of any increased premiums for fire insurance and extended coverage, Sublessor shall notify Subtenant thereof and Subtenant shall reimburse Sublessor, on demand, for that portion of such Sublessor's payment or reimbursement occasioned because of such failure on the part of Subtenant.

                  g. Subtenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Subleased Premises in violation of this Sublease or the Overlease which would subject Landlord or Sublessor to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord and Sublessor.

                  h. In addition to the foregoing, upon failure of Subtenant to procure, maintain or place such insurance and pay all premiums and charges therefor, Sublessor may, upon fifteen (15) days' notice to Subtenant, do so (but shall not be obligated to do so) and in such event Subtenant agrees to pay the amount therefor, plus interest at the Interest Rate (as such term is defined in Section 8(e) hereof), from the date of such payment by Sublessor until payment in full by Subtenant, to Sublessor on demand as Additional Rent. Notwithstanding the foregoing, if Subtenant shall fail to keep in force and effect the insurance substantially as hereinabove set forth, then Subtenant shall indemnify, save harmless and defend Landlord and Sublessor (including the payment of Landlord's and Sublessor's reasonable counsel fees and disbursements) from and against any and all liability and damages, and from and against any and all suits, claims and demands of every kind and nature, including reasonable attorneys' fees by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage, caused by the negligence, wilful act or omission of Subtenant, or its employees, agents or contractors, which shall or may happen in, on, at or about the Subleased Premises, and from and against any matter or thing arising out of the condition, maintenance, repair, alteration, use, occupation, or operation of the Subleased Premises, except to the extent the same shall have been caused by the negligent acts of Sublessor or Landlord, and their employees, agents, contractors, licensees, invitees, undertenants, successors, or assigns.

            6. Assignment and Subletting.

                  a. Subtenant shall not assign this Sublease or Subtenant's rights in and to the Subleased Premises or sublet all or any part of the Subleased Premises without consent of Sublessor, which consent may be withheld by Sublessor in its sole and absolute discretion. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Sublease is assigned or if the Subleased Premises or any part thereof is underlet or occupied by anyone other than the Subtenant in violation of the terms hereof, Sublessor may collect rent from the assignee, undertenant or occupant and apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Subtenant from the further performance or observance by Subtenant of the covenants herein contained. The consent by Sublessor to an assignment or underletting shall not in anywise be construed to relieve Subtenant (or any assignee or undertenant) from obtaining the express written consent of Sublessor to any further assignment or underletting. Notwithstanding any assignment or sublease which shall have been consented to by Sublessor, Subtenant shall remain primarily liable on this Sublease and shall not be released from performing and observing any of the terms, covenants and conditions of this Sublease.

                  b. Any transfer of a 50% or greater interest in Subtenant (whether stock, partnership interest or otherwise) shall be deemed to be an assignment of this Sublease and a substantial violation of the provisions hereof, unless the prior written consent of Sublessor shall have been first obtained, which prior written consent may be withheld by Sublessor for any reason or no reason.

                        Notwithstanding anything to the contrary contained herein and provided Subtenant complies with Article 11 of the Overlease as if Subtenant were the Tenant and Sublessor were the Landlord thereunder, Subtenant may at any time during the Term and without Sublessor's or Landlord's consent, but on 30 days' prior written notice to Sublessor and Landlord, (i) assign this Sublease or sublet the Subleased Premises or any part thereof to any corporation or other entity which is a successor to or an affiliate of Subtenant, or (ii) transfer a 50% or greater interest in Subtenant, provided that such transfer is pursuant to a sale of Subtenant's business, "public offering", "private placement or offering", or for any other business transaction other than one having the principal purpose of assigning this Sublease.

                  c. Every assignment hereunder is subject to the express condition, and by accepting an assignment hereunder each assignee shall be conclusively deemed to have agreed, that if this Sublease should be terminated prior to the expiration date or if Sublessor should succeed to Subtenant's estate in the Subleased Premises, then the assignee shall attorn to and recognize Sublessor as the assignee's landlord and the assignee shall promptly execute and deliver any instrument Sublessor may reasonably request to evidence such attornment.

                  d. Subtenant shall furnish Sublessor with an executed counterpart of any assignment made hereunder within ten (10) business days after the date of its execution. Subtenant shall remain fully liable for the performance of all of Subtenant's obligations hereunder notwithstanding any assignment provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Sublessor for all acts and omissions of any assignee or anyone claiming by, through or under any assignee which shall be in violation of any of the obligations of this Sublease and any such violation shall be deemed to be a violation by Subtenant.

                  e. Notwithstanding any assignment and assumption by the assignee of the obligations of Subtenant hereunder, Subtenant herein named, and each immediate or remote successor in interest of Subtenant herein named, and any guarantor of this Sublease, shall remain liable jointly and severally (as a primary obligator) with its assignee and all subsequent assignees for the performance of Subtenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Sublessor for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Sublease.

                  f. Notwithstanding anything to the contrary hereinabove set forth, no assignment of this Sublease shall be binding upon Sublessor unless the assignee shall execute and deliver to Sublessor an agreement, whereby such assignee agrees, unconditionally, to be personally bound by and to perform all of the obligations of Subtenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement shall not release the assignee form its liability for the obligations of Subtenant hereunder assumed by acceptance of the assignment of this Sublease.

                  g. If Sublessor shall decline to give its consent to any proposed assignment, Subtenant shall indemnify, defend and hold harmless Sublessor against and from any and all loss, liability, damages, costs and expenses (including reasonable legal fees and disbursements) resulting from any claims that may be made against Sublessor by the proposed assignee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment.

                  h. In the event that Subtenant fails to execute and deliver the assignment or sublease to which Sublessor consented within sixty (60) days after the giving of such consent, then, Subtenant shall again comply with all of the provisions and conditions of this Section before assigning this Sublease.

                  i. The consent by Sublessor to an assignment or to a subletting shall not relieve Subtenant (or any successor thereto) from obtaining the express written consent of Sublessor to any further assignment or subletting.

            7. Use and Occupancy.

            Subtenant covenants and agrees to use the Subleased Premises only for the uses permitted in the Overlease and for no other purpose.

            8. Annual Rental Rate and Payment Dates.

                  a. Subtenant shall pay as rent for the Subleased Premises the fixed minimum rent ("Base Rent") of $155,969.00 per annum (or $12,997.00 per month) for months 1-12 of the Term, $157,981.00 per annum (or $13,165.00 per month) for months 13-24 of the Term, and $159,994.00 per annum (or $13,333.00 per month) for months 25-42 of the Term. Notwithstanding the foregoing, Base Rent and Additional Rent shall be abated for the first two
(2) months immediately following the Commencement Date.

                  b. Subtenant shall pay to Sublessor the Base Rent in equal monthly installments in advance on the first day of each and every calendar month. If the Expiration Date occurs on a date other than the last day of a calendar month, the Base Rent for such calendar month shall be pro rated.

                  c. (i) In addition to the Base Rent, Subtenant shall pay to Sublessor, as additional rent ("Additional Rent"), without limitation or exception, all other sums of money as the same shall become due and payable by Subtenant under this Sublease and, except as specifically stated to the contrary herein, any specific Landlord charges imposed on and incurred by Subtenant which may or may not be billed to Sublessor (e.g.
overtime service charges).

                        (ii) In addition to the Base Rent and all other sums specified herein, and as part of the total rent to be paid, Subtenant shall pay Sublessor, as Additional Rent, without set-off or deduction, Twenty-Two and Seventy-Five One Hundredth Percent (22.75%) of any and all sums paid by Sublessor to Landlord as Additional Rent pursuant to Article 22 of the Overlease (the "Escalations"). Subtenant shall pay the Escalations within thirty (30) days following receipt of a written bill therefor from Sublessor (the "Escalation Statement"), which bill shall itemize the Escalations, if any, and the method by which Landlord and Sublessor calculated such amounts. Sublessor's estimations of the Escalations shall not exceed those estimated by Landlord.

                              Sublessor's failure during the Term to prepare and
deliver any Escalation Statement shall not in any way cause Sublessor to forfeit or surrender its rights to collect the Escalations applicable thereto. Subtenant's liability for the amounts due under this Article shall survive the expiration of the Term.

                              To the extent back-up or billing is then provided
to Sublessor by Landlord on account of the Escalations, Sublessor shall reasonably estimate the Escalations on an annual basis and one-twelfth (1/12) of the amount so estimated shall be paid by Subtenant to Sublessor on the first day of each calendar month in advance. Within one hundred twenty (120) days after the end of each calendar year and the expiration of the Term, Sublessor shall furnish Subtenant a statement in reasonable detail listing the actual Escalations for the prior year. Such statement shall be prepared in accordance with sound accounting practices. Upon delivery of such statement, there shall be an adjustment between Sublessor and Subtenant, with payment to or reimbursement by Sublessor, as the case may require.

                  d. Subtenant shall pay all Base Rent and Additional Rent in lawful money of the United States by check drawn on a bank or trust company branch located in the United States, delivered or mailed to the office of Sublessor, or such other place as Sublessor may designate in writing, without any set off or deduction whatsoever, except that Subtenant shall pay the first full monthly installment of Base Rent equal to $12,997.00 upon execution hereof, which shall be applied against the Base Rent becoming due and payable hereunder for the third month immediately following the Commencement Date.

                  e. If Subtenant shall fail to pay when due any installment or payment of Base Rent or Additional Rent within ten (10) days after the date on which such installment or payment is due, provided Subtenant has received at least five (5) days' notice thereof (except that no such notice shall be required more than once any lease year), Subtenant shall pay interest thereon at the Interest Rate, as hereinafter defined, from the date when such installment or payment shall have become due to the date of the payment thereof, and such interest shall be deemed Additional Rent, payable simultaneously with the installment or payment for which such interest shall have accrued. For purposes of this Sublease, "Interest Rate" shall mean a rate which is equal to the prime interest rate as published in the Wall Street Journal.

            9. Electricity and Other Utilities.

                  a. All of the terms, covenants and conditions set forth in
Article 23 of the Overlease are incorporated herein as if expressly set forth and restated in their entirety and made a part hereof, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto, except that all references therein to "Tenant", "Landlord", "annual minimum rent", and "Demised Premises" shall refer to Subtenant, Sublessor, Base Rent, and Subleased Premises, respectively, and the "Rent Inclusion Factor" shall be deemed to equal Eleven Thousand Sixty-Eight and 75/100 ($11,068.75) Dollars per annum. Notwithstanding anything to the contrary contained in the immediately preceding sentence, in any circumstance in which Sublessor's consent is required under Article 23 of the Overlease as incorporated herein, and if a corresponding consent of the Landlord is required pursuant to the Overlease in order to avoid having the action or circumstances consented to by Sublessor be deemed a breach of any of the terms or conditions of the Overlease, then in addition to Sublessor's consent, Sublessor shall request Landlord's consent on Subtenant's behalf.

                  b. Subtenant shall pay for, at its own cost and expense, all other utilities for the Overleased Premises (including telephone, Bloomberg terminal, and other similar services), including the cost of installation and maintenance of meters and any additional items from the date Subtenant takes delivery of the Subleased Premises.

                  c. Subtenant agrees to maintain, repair and replace when reasonably necessary, at Subtenant's own cost and expense, the light bulbs and tubes in the Subleased Premises. All heating and air conditioning equipment existing in the Subleased Premises as of the Commencement Date or thereafter installed in therein at Sublessor's sole cost and expense shall remain the property of the Sublessor.

            10. Signs.

                  Subject to the consent of the Landlord, Subtenant shall have the privilege of placing on the Subleased Premises such signs as it deems necessary and proper in the conduct of its business (location to be approved by Sublessor), provided Subtenant pays all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, and provided the signs are legally permitted to be installed. Subtenant agrees to exonerate, save harmless, protect, and indemnify the Sublessor and the Landlord from and against any and all losses, damages, claims, suits, or actions for any damage or injury to person or property caused by the erection and maintenance of the signs or parts thereof, and insurance coverage for the signs shall be included in the public liability policy, which Subtenant is required to furnish under paragraph 5 hereof. Subtenant shall be entitled to no less than Twenty-Two and Seventy-Five One Hundredth Percent (22.75%) of the directory listings located on the main directory in the lobby of the Building that are provided to Sublessor under the Overlease. Notwithstanding anything to the contrary contained herein, Subtenant shall be entitled to place its standard identification sign on the elevator lobby of the Subleased Premises and at the entrance to the Subleased Premises.

            11. Permits; Compliance with Laws.

                  Subtenant covenants that Subtenant will not use or suffer or permit any person to use the Subleased Premises for any unlawful purpose and that it will obtain and maintain at its sole cost and expense all licenses and permits, from any and all governmental authorities having jurisdiction over the Subleased Premises which may be necessary for the conduct of Subtenant's business thereon. Subtenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulations of any department, bureau, agency or any governmental authority having jurisdiction over the operation, occupancy, maintenance and use of the Subleased Premises for the purpose set forth herein to the extent required as a result of Subtenant's particular manner of use of the Subleased Premises. Subtenant will indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements if Sublessor is required to appear in any action or proceeding) from and against any claims, penalties, loss, damage or expense imposed by reason of a violation of any applicable law or the rules and regulations of governmental authorities having jurisdiction thereof relating to Subtenant's particular manner of use of the Subleased Premises.

            12. Condition of Subleased Premises .

                  a. Subtenant represents that Subtenant has made a thorough examination and inspection of the Subleased Premises and is familiar with the condition thereof. Subtenant acknowledges that except as stated herein this Sublease has been made without any representations or warranties by Sublessor as to the present or future condition of the Subleased Premises or the appurtenances thereto or any improvements therein. It is further agreed that subject to "Landlord's Work" being "substantially completed" (as such terms are defined in the Overlease), Subtenant does and will accept the Subleased Premises in its "as is" condition and state of repair as of the Commencement Date. Sublessor shall have no obligation to perform any work or provide any materials therein. Notwithstanding the foregoing, Sublessor shall deliver the Subleased Premises to Subtenant broom clean and vacant.

                  b. The parties hereto agree that the term of this Sublease and the payment of Base Rent hereunder shall commence on the date that Landlord's Work in the Subleased Premises shall be deemed substantially completed as defined in the next sentence (the "Commencement Date"). The Subleased Premises shall be deemed substantially completed when Landlord has substantially performed the work required to be performed pursuant to Exhibit C hereof and given Sublessor notice thereof, and Sublessor thereafter gives Subtenant five
(5) business days' notice thereof. Except as set forth on Exhibit C , Landlord and Sublessor shall have no obligation to perform any other work in connection with preparing the Subleased Premises for Subtenant's occupancy. Within five (5) business days after Landlord has delivered possession of the Subleased Premises to Sublessor (and Sublessor has delivered possession thereof to Subtenant) with Landlord's Work substantially completed, Landlord, Sublessor, and Subtenant shall inspect the Subleased Premises and agree on a punch list of the items to be completed. Landlord's Work shall be deemed to be substantially completed even though minor details or adjustments, none of which materially interfere with Subtenant's access to and use of the Subleased Premises may not then have been completed, but shall be completed by Landlord promptly thereafter. Landlord's Work shall be in accordance with Subtenant's plans and specifications as prepared by SCR Design Organization ("SCR") and as approved by Sublessor, which approval shall not be unreasonably withheld or delayed. The fees of SCR and all other consultants in connection with the build-out of the Subleased Premises shall be borne solely by Subtenant. The cost of Landlord's Work shall not be borne by Subtenant except for the costs of specialty glass in board conference rooms and pantry appliances which shall be borne by Subtenant.

                  c. Promptly after the Commencement Date, Sublessor and Subtenant shall execute a statement in recordable form confirming the agreed upon Commencement and Expiration Dates of this Sublease.

            13. Alterations or Improvements.

                  a. Subtenant shall not make any alterations or improvements to the Subleased Premises without the express prior written consent of Sublessor and Landlord if such consent is required by Article 5 of the Overlease. Notwithstanding the foregoing, if Landlord's consent is not required under the Overlease, Subtenant shall not be required to obtain Sublessor's consent to perform any such alterations or improvements. All alterations or improvements shall be made, if at all, at the sole cost and expense of Subtenant, and shall be made solely in accordance with the provisions and requirements of the Overlease, and with respect thereto: (i) all obligations of and all acts or things to be performed, done or observed on "Tenant's" part thereunder, shall be the obligations of and shall be performed, done and observed by Subtenant; and
(ii) all references contained therein to "Landlord" shall be deemed to include and shall include Sublessor hereunder.

                  b. Any personal property (expressly excluding Sublessor's personalty and Sublessor's fixtures, furnishings and furniture as set forth as "Sublessor's Personalty" on Exhibit D annexed hereto and made a part hereof which Sublessor's Personalty shall be returned to Sublessor at the end of the Term in good condition, reasonable wear and tear excepted) shall remain the property of Subtenant and may be removed by Subtenant on or prior to the expiration of the Term, provided that Subtenant repair any damage to the Subleased Premises caused by its removal. Except as provided below, all personal property not removed by Subtenant as aforesaid, Sublessor's Personalty, and all alterations and improvements shall be the property of Sublessor at the expiration of the Term. At Sublessor's request, made prior to the end of the Term, Subtenant shall be obligated within a reasonable time, at its sole cost and expense, to remove from the Subleased Premises on or prior to the expiration of the Sublease (i) all or any part of Subtenant's movable personal property not affixed to the Subleased Premises, and (ii) all or any part of any alterations or improvements made by Subtenant or for its account other than those performed with the express prior written consent of Sublessor or for those to which Sublessor's consent is not required hereunder. Subtenant shall substantially restore any portions of the Subleased Premises damaged by the removal of the items set forth in the immediately preceding sentence including, but not limited to, signage, furniture and furnishings, to the condition existing as of the commencement of occupancy by Subtenant of the Subleased Premises, ordinary wear and tear, the failure of Landlord or Sublessor to perform its repair obligations hereunder, and damage from fire or other casualty excepted.

            14. Brokers.

                  Each party warrants and represents to the other that each party has not engaged and or dealt with any broker, finder or any person acting in such capacity or similar capacity in connection with this Sublease other than Koll, The Real Estate Services Company ("Broker"). This Sublease is consummated in reliance on the foregoing representation, and each party agrees to indemnify, hold harmless and defend the other from any and all losses, damages, costs, expenses, claims and liabilities arising out of any inaccuracy of said representations, including court costs and attorneys' fees and disbursements. Sublessor has agreed to pay Broker a commission pursuant to separate agreement. Sublessor shall indemnify, hold harmless and defend Subtenant from and against any and all losses, damages, costs, expenses, claims and liabilities arising out of a claim by Broker or any party through or under Broker for a commission or other payment in connection with this Sublease.

            15. Indemnification.

                  a. Subtenant agrees to indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements) against and from all liabilities, obligations, damages, penalties, claims, costs, charges, and expenses, which may be imposed or asserted against Sublessor by reason of any of the following occurring during the term hereof.

                        (i) Any wrongful act or omission by Subtenant or any of its agents, contractors, servants, employees, licensees or invitees arising out of Subtenant's use, occupancy, control, or management of the Subleased or Demised Premises and any part thereof;

                        (ii) Any work or thing done by Subtenant in or about the Subleased or Demised Premises or any part thereof, including, but not limited to, work done pursuant to Article 13 hereof; or

                        (iii) Any failure on the part of Subtenant to perform or
                              comply with any of the covenants, agreements, terms or conditions contained in this Sublease or the Overlease, as incorporated herein, on Subtenant's part to be performed, after the expiration of any applicable notice and grace periods.

                  b. In the event any action or proceeding is brought against Sublessor by reason of any of the above, Subtenant upon written notice from and requested by Sublessor shall, at Subtenant's sole cost and expense, resist or defend any such action or proceeding, and shall pay any judgment or perform any decree resulting therefrom which shall have become final and unappealable, provided that Sublessor will not settle any such action without Subtenant's express prior written consent to the extent that such settlement exceeds the applicable insurance coverage, provided that if such consent is not forthcoming promptly after the request therefor, Subtenant shall post a bond in the amount of the offered settlement to the extent it exceeds such insurance coverage.

                  c. Sublessor agrees to indemnify, hold harmless and defend Subtenant (including the payment of Subtenant's reasonable counsel fees and disbursements) against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, which may be imposed or asserted against Subtenant by reason of (i) any event occurring prior to the term hereof,
(ii) any failure of Sublessor to make timely payment of rent and additional rent under the Overlease, except to the extent that such failure results from Subtenant's failure to pay rent or additional rent under this Sublease within applicable notice and cure periods or (iii) any of the occurrences set forth in subsection 15a above except that for purposes of this subsection 15c each reference to Subtenant therein shall be deemed to refer to Sublessor.

            16. Default Provisions and Remedies.

                  a. If any one or more of the following events (hereinafter referred to as "Events of Default" ) shall occur:

                        (i) If this Sublease or the estate of Subtenant hereunder shall be transferred or assigned by Subtenant to any person, firm corporation or other entity, whether by operation of law or otherwise, except in a manner as may be herein expressly permitted; or

                        (ii) If default shall be made by Subtenant in the due and punctual payment of any installment of Base Rent or any Additional Rent payable under this Sublease within ten (10) days after receipt of notice that such Base Rent or Additional Rent is due; or

                        (iii) If (A) default shall be made by Subtenant in the
                              observance or performance of any covenant, agreement, term or condition, other than those referred to in the foregoing subparagraphs (i) and
                              (ii) of this Section 16(a), and Subtenant shall fail to remedy such default within fifteen (15) days after notice by Sublessor to Subtenant of such default, unless (B) such default is of such a nature that it cannot be completely remedied within such 15-day period, in which case it must be remedied within such time after the date of the giving of said notice as shall reasonably be necessary; or

                        (iv)  If Subtenant shall abandon the Subleased Premises;
                              or

                        (v) If at any time during the term hereof, there shall be filed by Subtenant in any court, pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for the appointment of a receiver or Subtenant otherwise enters into an arrangement under the United States Bankruptcy Act or under any law of similar import, and if within ninety (90) days after the commencement of any such occurrence the same shall not have been stayed, dismissed or otherwise remedied; or

                        (vi) If at any time during the term hereof, there shall be filed against Subtenant or any assignee of Subtenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of or for Subtenant's property, and if within ninety (90) days after the commencement of any such proceeding against Subtenant the same shall not have been stayed or dismissed.

                  In any such event, Sublessor may serve a written notice of cancellation and termination of this Sublease, and upon the expiration of five
(5) days from the receipt or attempted delivery thereof, this Sublease and the term hereof shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Sublease and the term hereof, and Subtenant shall then quit or surrender to Sublessor the Subleased Premises and each and every part thereof, but Subtenant shall remain liable for damages and all other sums payable pursuant to the provisions of Section 16(b) below.

                  b. If this Sublease and the term hereof shall expire and terminate as provided in Section 16(a) above:

                        (i) Subtenant will quit and peacefully surrender the Subleased Premises to Sublessor, and Sublessor, upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Subleased Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, may dispossess Subtenant and remove Subtenant and all other persons and property from the Subleased Premises and may have, hold and enjoy the Subleased Premises and the right to receive all rental income of and from the same.

                        (ii) At any time or from time to time after any such expiration or termination, Sublessor may relet the Subleased Premises or any part thereof, in the name of Sublessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Sublease) and on such conditions (which may include concessions or free rent) as Sublessor in its absolute discretion may determine, and Sublessor may collect and receive the rent therefor.

                        (iii) No such expiration or termination of this Sublease
                              shall relieve Subtenant of Subtenant's liability and obligations which shall survive any such expiration or termination. In case of any such default, re-entry, expiration and/or dispossession by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Sublessor may re-let the Subleased Premises or any part or parts thereof, and agrees to use its best efforts to do so, either in the name of Sublessor or otherwise, for a term or terms, which may at Sublessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Sublease and may grant concessions or free rent or charge a higher rental than that in this Sublease, and/or (c) Subtenant or the legal representatives of Subtenant shall also pay Sublessor as liquidated damages for the failure of Subtenant to observe and perform said Subtenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Subleased Premises for each month of the period which would otherwise have constituted the balance of the term of this Sublease, provided that any concessions or free rent shall be pro rated over the term of the new sublease. The failure of Sublessor to re-let the premises or any part or parts thereof shall not release or affect Subtenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Sublessor may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the Subleased Premises in good order or for preparing the same for reletting, which amounts shall be pro rated over the term of the new sublease. Any such liquidated damages shall be paid in monthly installments by Subtenant on the rent day specified in this Sublease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Sublessor to collect the deficiency of any subsequent month by a similar proceeding. Sublessor, in putting the Subleased Premises in good order or preparing the same for re-rental may, at Sublessor's option, make such alterations, repairs, replacements, and/or decorations in the Subleased Premises as Sublessor, in Sublessor's reasonable judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Subtenant from liability hereunder as aforesaid. Sublessor shall in no event be liable in any way whatsoever for failure to re-let the Subleased Premises, or in the event that the Subleased Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Subtenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Subtenant to Sublessor hereunder. In the event of a breach by Subtenant or Sublessor of any of the covenants or provisions hereof, Sublessor and Subtenant shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Sublease of any particular remedy, shall not preclude Sublessor or Subtenant from any other remedy, in law or in equity. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Subtenant being evicted or dispossessed for any cause, or in the event of Sublessor obtaining possession of Subleased

                              Premises, by reason of the violation by Subtenant of any of the covenants and conditions of this lease, or otherwise.

                        (iv) To the extent permitted by applicable law, Subtenant hereby waives service of any notice of intention to re-enter provided for in any statute, law or regulation, and the service of notice of the institution of legal proceedings to that end. To the extent permitted by applicable law, Sublessor and Subtenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, Subtenant's use or occupancy of the Subleased Premises, except for any and all personal injury or property damage claims. The terms "enter", "re-enter", "entry" and "reentry" as used in this Sublease are not restricted to their technical, legal meanings. The provisions of this Section shall survive the termination of this Sublease.

                        (v) The failure of Sublessor or Subtenant, as the case may be, to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Sublease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Sublease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No covenant, agreement, term or condition of this Sublease to be performed or complied with by Sublessor or Subtenant, as the case may be, and no breach thereof, shall be waived, altered or modified, and no attempt shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Sublease, in whole or in part, unless such waiver, alteration, modification, charge, release, discharge, termination, abandonment, or executory agreement is in writing, refers expressly to this Sublease, and is signed by the party against whom enforcement thereof is sought.

                        (vi) In the event of any breach by Subtenant of any of the covenants, agreements, terms or conditions contained in this Sublease, Sublessor shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Sublease.

                        (vii) Each right and remedy of Sublessor provided for in
                              this Sublease or in the Overlease shall be cumulative and shall be in addition to every other right or remedy provided for in this Sublease or Overlease as now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Sublessor of any one or more of the rights or remedies provided for in this Sublease or in the Overlease or now or hereafter existing at law or in equity or by statute otherwise, shall not preclude the simultaneous or later exercise by Sublessor of any or all other rights or remedies provided for in this Sublease or in the Overlease now or hereafter existing at law or in equity or by statute or otherwise.

                       (viii) Subtenant hereby agrees that, in the event
                              Sublessor commences a summary proceeding for possession of the Subleased Premises, Subtenant will not interpose any permissive counterclaim of any nature or description whatsoever in such proceeding, except that Subtenant shall not be estopped in such action from alleging any affirmative defense Subtenant elects to claim.

            17. Repairs.

                  Subtenant shall, throughout the Term, take good care of the Subleased Premises and the fixtures, appurtenances, Sublessor's Personalty, and personal property of Subtenant therein, and make all non-structural repairs thereto (except that Subtenant shall be required to make structural repairs necessitated by Subtenant's negligence, wilful act or omission) which would otherwise be required of Sublessor under the Overlease, ordinary wear and tear, the repair obligations of Landlord or Sublessor, fire, or other casualty excepted. Notwithstanding anything contained in the Section 17 or in Article 6 of the Overlease, Subtenant shall not be required to make any repairs to the HVAC, mechanical, plumbing and electric systems unless such repair is necessitated by the negligence, wilful act or omission of Subtenant or its employees, agents, or contractors. In addition, all damage or injury to the Subleased Premises or the Building caused by or resulting from the use of the Subleased

Premises by Subtenant and Subtenant's tenants, employees, invitees, or licensees, shall be repaired promptly by Subtenant at Subtenant's sole cost and expense, to the reasonable satisfaction of Sublessor but in no event shall such repairs be required to restore the Subleased Premises to a condition better than its original condition.

            18. Waiver.

                  Subtenant, on its own behalf and on behalf of all persons claiming through or under Subtenant, including all creditors, does hereby waive any and all rights and privileges, so far as is permitted by law, which Subtenant and all such persons might otherwise have under any present or future law (a) to redeem the Subleased Premises, (b) to re-enter or repossess the Subleased Premises, or (c) to restore the operation of this Sublease after Subtenant shall have been dispossessed by a judgment or by warrant of any court or judge; or after any re-entry by Sublessor, or after any expiration or termination of this Sublease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Sublease.

            19. Breach.

            In the event of any breach by Subtenant or any persons claiming through or under Subtenant or any of the agreements, terms, covenants or conditions contained in this Sublease, Sublessor shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as if re-entry, summary proceedings or other specific remedies were not provided for in this Sublease.

            20. Notices.

                  a. Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Sublease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Sublease) and shall be given, rendered or made by overnight courier services such as Federal Express, providing for a receipt on delivery, or by certified or registered mail, return receipt requested, addressed to the other party at the address hereinabove set forth and if to Subtenant with a copy to Anderson, Kill & Olick, P.C., 1251 Avenue of the Americas, New York, New York 10020-1182, Attention; J. Andrew Rahl, Esq., and shall be deemed to have been given, rendered or made on the second (2nd) business day following the day so mailed or the following business day if sent by overnight courier services, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the earlier of actual receipt, or the expiration of the normal period of time for delivery of mail from the post office of origin to the post office of destination. Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demands or other communications intended for it.

                  b. If there occurs any interruption of registered mail service lasting more than five (5) consecutive business days, notices may be given by telegram, overnight courier service, or personal delivery, but shall not be effective until personally received by an executive officer of a party which is a corporation, or a managing partner of a party which is a partnership or a principal of any other entity.

            21. End of Term.

                  Subtenant shall surrender the Subleased Premises to Sublessor at the expiration or sooner termination of this Sublease in the same order and condition as delivered to Subtenant, except for reasonable wear and tear, damage by the elements, damages caused by perils and condemnation, and damages due to the failure of Landlord or Sublessor to make repairs or replacements of which they are obligated hereunder or under the Overlease. Sublessor may require Subtenant to remove all or a portion of any structural alterations, improvements or additions in and to the Subleased Premises made by Subtenant without Sublessor's express prior written approval if such approval was required hereunder, to repair any damage caused by such removal to Sublessor's reasonable satisfaction and to restore the Subleased Premises to the condition as aforesaid, Sublessor's removal of its personal property, excepting therefrom reasonable wear and tear, damage by the elements, damages caused by perils and condemnation, and damages due to the failure of Landlord or Sublessor to make repairs or replacements of which they are obligated hereunder or under the Overlease.

            22. Security.

                  Subtenant has deposited with Sublessor the sum of $38,991.00 Dollars as security for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease; it is agreed that in the event Subtenant defaults beyond any applicable notice or cure periods in respect of any of the terms, provisions, and conditions of this Sublease, including, but not limited to, the payment of Base Rent and Additional Rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Base Rent and Additional Rent, or any other sum as to which Subtenant is in default or for any sum which Sublessor may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants, and conditions of this Sublease, including but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, within any applicable notice and cure period upon the first anniversary of the Commencement Date the sum of $12,997.00 shall be deducted from the security and returned to Subtenant and the balance of the security shall be returned to Subtenant within thirty (30) business days after the date fixed as the end of the Term and after delivery of entire possession of the Subleased Premises to Sublessor. In the event of a sale of the land and Building or leasing of the Building, Sublessor shall have the right to transfer the security to the vendee or lessee and Sublessor shall thereupon be released by Subtenant from all liability for the return of such security; and Subtenant agrees to look to the new Sublessor solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Sublessor. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

            23. Damage By Fire or Other Cause. Notwithstanding anything to the contrary contained herein, Base Rent, Additional Rent, and all other charges to Subtenant under this Sublease shall be abated in the same manner that minimum rent is abated under Article 10 of the Overlease. Notwithstanding anything to the contrary contained herein or in the Overlease, upon ten (10) days prior written notice to Sublessor, Subtenant may terminate this Sublease in the event that fire or other casualty damages (i) all or substantially all of the Subleased Premises, (ii) the Subleased Premises or any portion of the Building consisting of access to or egress from the Subleased Premises to such an extent that the time to repair such damage would exceed sixty (60) days, as reasonably estimated by Subtenant's architect or engineer, or (iii) the Subleased Premises during the last six (6) months of the Term.

            24. Condemnation. Notwithstanding anything to the contrary contained herein or in the Overlease, for the purposes hereof the term "Demised Premises", as it appears in Article 14 of the Overlease, shall be deemed to refer to the Subleased Premises and all rights conferred upon Sublessor with respect to its rights to terminate the Overlease shall be deemed the rights of Subtenant to terminate this Sublease.

            25. Option to Extend.

                  a. Option. Subtenant may extend this Lease for a period of six
(6) months ("Extension Term") beginning immediately after the Term, upon the same terms and conditions of the Sublease, except that:

                        (i)   the Term shall be modified as stated above;

                        (ii)  the Base Rent shall be calculated as follows:

                              $159,994.00 per annum (or $$13,333.00 per month)

                        (iii) The Option to Extend shall be deleted (paragraph
                              25).

                  b. Conditions. To exercise this Option to Extend Subtenant must:

                        (i) not be in default beyond applicable notice and cure periods at the time it exercises the Option to Extend; and

                        (ii) give notice to Sublessor that Subtenant is exercising its Option to Extend at least one hundred and twenty (120) days but not more than two hundred and forty (240) days before the Term ends.

            26. Miscellaneous.

                  a. Section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  b. This Agreement shall be interpreted and given effect in accordance with the laws of the State of New York.

                  c. This Agreement expresses the whole agreement between the parties, there being no representation, warranty or other agreement not herein expressly set forth or provided for. No change, modification of or addition to this Agreement shall be valid unless in writing and signed by each of the parties hereto.

                  d. Each party hereto agrees that it will execute and deliver such further instruments and will take such further action as may be necessary to discharge or perform or carry out any of their respective obligations and agreements hereunder. Each party hereto represents to the other that each has full authority to enter into this Sublease.

                  e. This Sublease shall not be recorded in the land records of the County of New York.

                  f. Nothing contained in this Sublease shall be deemed or construed to create any relationship between the parties hereto other than sublandlord and subtenant, and the parties hereby acknowledge that they are not, and shall not be deemed by this Sublease to be partners or joint venturers.

                  g. The incorporation of the Overlease in this Sublease is intended to clarify the rights of Landlord to which this Sublease is subject and the limitations imposed on Subtenant's use and occupancy of the Demised Premises and not to establish rights or obligations of Sublessor or Subtenant which are not provided for in this Sublease.

                  h. This Sublease is subject to the consent of the Landlord pursuant to the terms of the Overlease and this Sublease, and Landlord's agreement to its obligations herein contained. Sublessor hereby covenants and agrees that for such consent to be valid for purposes hereof, Landlord must specifically consent to Subtenant's intended use of the Subleased Premises and the provisions of Article 10 hereof. In the event the conditions contemplated in this paragraph are not met, Sublessor shall promptly return to Subtenant any monies paid hereunder and this Sublease and the rights and obligations of the parties hereunder shall be terminated. If such Landlord consent is not received within 30 days from the date of this Sublease, Subtenant may cancel this Sublease by notice given after the expiration of such 30-day period and prior to the granting of such consent, in which case Sublessor shall promptly return to Subtenant any monies paid hereunder and this Sublease and the rights and obligations of the parties hereunder shall be terminated. Sublessor shall promptly notify Sublessee of having obtained such consent. Except for the consent of Landlord, Sublessor hereby represents that no other consents, authorizations or permissions are required to be obtained with respect to this Sublease, and Sublessor, subject thereto, has the right and power to sublease the Subleased Premises. Sublessor covenants and agrees that it shall pay any and all sums required by Landlord in connection with the giving of its consent.

                  i. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Overlease.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 31st day of October, 1996.



ULTRAFEM, INC.                            HIGH VIEW CAPITAL CORPORATION



By:   /s/ Dori M. Reap                    By:   /s/ Andrew Brown
    ----------------------------               ----------------------------
      Name: Dori M. Reap                           Name: Andrew Brown
      Title: SVP                                   Title: Managing Director


                                          HIGH VIEW ASSET MANAGEMENT
                                               CORPORATION



                                          By:   /s/ Andrew Brown
                                              -----------------------------
                                                Name: Andrew Brown
                                                Title: Managing Director

                                   EXHIBIT A


                       Floor plan of Subleased Premises

                                   EXHIBIT B


                                   Overlease

                            (see annexed Overlease)

                                   EXHIBIT C


                  Landlord's Work - plans and specifications

                                  EXHIBIT D


                            Sublessor's Personalty



                                     C-ii